Exhibit 10.1

AMENDED AND RESTATED THIRD COAST BANCSHARES, INC.
2019 OMNIBUS INCENTIVE PLAN

(adopted by the Company’s Board of Directors on April 16, 2026)
(approved by the Company’s shareholders on May 21, 2026)

1.
Purpose. The purpose of the Amended and Restated Third Coast Bancshares, Inc. 2019 Omnibus Incentive Plan (the “Plan”) is to provide an additional incentive to selected officers, Employees, Non-Employee Directors and Consultants of the Company and its subsidiaries (herein, “Eligible Persons”) whose contributions are essential to the growth and success of the Company’s business, and to attract and retain competent and dedicated persons whose efforts will contribute to and promote the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards, Other Stock-Based Awards, Cash Awards, Performance Awards, Dividend Equivalents or any combination of the foregoing.
2.
Definitions. Wherever the following terms are used they will have the meanings set forth below, unless the context clearly indicates otherwise:
(a)
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity is an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
(b)
“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Award, Other Stock-Based Award, Cash Award, Dividend Equivalent Award, or Performance Award, together with any other right or interest granted under the Plan to an Eligible Person.
(c)
“Award Agreement” means the writing evidencing an Award or a notice of an Award delivered to a Participant by the Company.
(d)
“Bank” means Third Coast Bank SSB.
(e)
“Beneficial Owner” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act, as amended from time to time.
(f)
“Board” means the Company’s Board of Directors.
(g)
“Cash Award” means an Award granted to an Eligible Person under Section 14 of the Plan.
(h)
“Change of Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following:
(i)
A transaction or series of related transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any Person directly or indirectly becomes the Beneficial Owner of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that notwithstanding the foregoing, a transaction or series of transactions shall not be described hereunder if the acquirer is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and acting in such capacity, (B) a wholly-owned

Subsidiary of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of voting securities of the Company, or (C) any other person whose acquisition of voting securities directly from the Company is approved in advance by a majority of the Incumbent Directors; or
(ii)
During any twenty-four (24) consecutive month period, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the Board; provided, however, that an individual who becomes a member of the Board subsequent to the beginning of the twenty-four (24) month period will be deemed to have satisfied such twenty-four (24) month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors; or
(iii)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(A)
which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, more than 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(B)
After which no Person, directly or indirectly, becomes the Beneficial Owner of voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no Person shall be treated for purposes of this Section 2(h)(iii)(B) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(iv)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change of Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company or the ultimate parent entity in substantially the same proportions of their ownership after the transaction.

Further, if a Change of Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to the Nonqualified Deferred Compensation Rules, in order to make payment upon such Change of Control, the transaction or event described above with respect to such Award must also constitute a “change in ownership,” a “change in the effective control” or a “change in the ownership of substantial assets” of the Company within the meaning of Nonqualified Deferred Compensation Rules, and if it does not, payment of such Award will be made pursuant to the Award’s original payment schedule or, if earlier, upon the death of the Participant, unless otherwise provided in the Award Agreement.

(i)
“Code” means the Internal Revenue Code of 1986, as amended. Any reference herein to a section of the Code includes any successor provision to such section.
(j)
“Committee” means a committee of two or more directors designated by the Board to administer this Plan, and, to the extent the Board determines it is appropriate for Awards under the Plan to qualify for the exemption available under Rule 16b-3, will be a committee or subcommittee of the Board composed of two or more members, each of whom is a “non-employee director” within the meaning of Rule 16b-3.
(k)
“Company” means Third Coast Bancshares, Inc., and, where appropriate, each of its Affiliates and successors.
(l)
“Consultant” means any consultant or adviser if: (i) the consultant or advisor renders bona fide services to the Company or any Subsidiary or Affiliate; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person.
(m)
“Effective Date” has the meaning set forth in Section 37.
(n)
“Employee” means a full time or part time employee of the Company or any Subsidiary or Affiliate, including an officer or director, who is treated as an employee in the personnel records of the Company or Subsidiary or Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or Subsidiary or Affiliate as (i) independent contractors or (ii) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise. A Participant shall not cease to be an Employee in the case of (x) any vacation or sick time or otherwise approved paid time off in accordance with the Company or Subsidiary or Affiliate’s policy or (y) transfers between locations of the Company or between the Company, a Subsidiary and/or Affiliate. Neither services as a director nor payment of a director’s fee by the Company or a Subsidiary or Affiliate shall alone be sufficient to constitute “employment” by the Company or any Subsidiary or Affiliate.
(o)
“Exercise Price” has the meaning set forth in Section 7(a).
(p)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(q)
“Fair Market Value” means, with respect to Stock as of any specified date, (i) if the Stock is traded on a national securities exchange, the closing price of the Stock on the immediately preceding date (or if no sales occur on that date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter, the average between the reported high and low or closing bid and asked prices of the Stock on the most recent date on which Stock was publicly traded; (iii) if the Stock is not publicly traded, the amount determined by the Committee in its discretion in such manner as it deems appropriate; or (iv) if the specified date is the date of an initial public offering of Stock, the offering price under such initial public offering. In all events, Fair Market Value will be determined pursuant to a method that complies with the requirements of the Nonqualified Deferred Compensation Rules.

(r)
“Incentive Stock Option” or “ISO” means an Option that is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the Code, and which is so designated in the applicable Award Agreement.
(s)
“Non-Employee Director” means a member of the Board who is not an Employee of the Company or any of its Subsidiaries.
(t)
“Nonqualified Deferred Compensation Rules” means the limitations or requirements of Section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.
(u)
“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
(v)
“Option” means a right granted to an Eligible Person under Section 7 to purchase Stock at a specified price during specified time periods.
(w)
“Other Stock-Based Award” means an Award granted to an Eligible Person under Section 12.
(x)
“Participant” means, as of a specified date, a Person who holds an Award that is outstanding as of such specified date.
(y)
“Performance Award” means a right, granted to an Eligible Person under Section 15, to receive a cash payment, Stock or other Award based upon performance criteria specified by the Committee.
(z)
“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act, provided that “registrant” as used in Rule 12b-2 shall mean the Company), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”
(aa)
“Prior Plan” has the meaning set forth in Section 4(a).
(bb)
“Qualifying Public Offering” means a firm commitment underwritten public offering of Stock for cash where the shares of Stock registered under the Securities Act are listed on a national securities exchange.
(cc)
“Restricted Stock” means Stock granted to an Eligible Person under Section 9, that is subject to certain restrictions and to a risk of forfeiture.
(dd)
“Restricted Stock Unit” means an unfunded and unsecured right granted to a Participant under Section 10, to receive Stock, cash or a combination thereof at the end of a specified period, which right is subject to certain restrictions and to a risk of forfeiture.

(ee)
“Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, applicable to the Plan and Participants.
(ff)
“Securities Act” means the Securities Act of 1933, as amended.
(gg)
“Stock” means the Company’s common stock, par value $1.00 per share.
(hh)
“Stock Award” means a bonus payable in fully vested shares of Stock granted pursuant to Section 12.
(ii)
“Stock Appreciation Right” or “SAR” means a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the exercise price of the SAR.
(jj)
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing member, general partner or analogous controlling Person of such limited liability company, partnership, association or other business entity.

For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

(kk)
“Substitute Awards” has the meaning set forth in Section 4(c).
3.
Administration.
(a)
Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” The Committee shall have the authority, in its sole and absolute discretion, to: (i) designate Eligible Persons as Participants; (ii) determine the type or types of Awards to be granted to an Eligible Person; (iii) determine the number of shares of Stock or amount of cash to be covered by Awards; (iv) determine the terms and conditions of any Award, consistent with the terms of the Plan, as well as the modification of such terms, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), or modification of any other condition or limitation regarding an Award, based on such factors as the Committee shall determine, in its sole discretion; (v) determine whether, to what extent, and under what circumstances Awards may be vested, settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive rules and regulations used to administer the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Subject to the Nonqualified Deferred Compensation Rules, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan or any such Award or Award Agreement, or any term thereof, into effect, and the Committee shall be the sole and final judge of that necessity or desirability. Notwithstanding the foregoing, the Committee shall not have any discretion to (A) accelerate the payment of any Award that provides for a deferral of compensation under the Nonqualified Deferred Compensation Rules if such acceleration would subject a Participant to additional taxes under the Nonqualified Deferred Compensation Rules, or (B) take any action that would violate any applicable law. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.
(b)
Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, stockholders, Participants, beneficiaries, and transferees or other Persons claiming rights from or through a Participant. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person.
(c)
Delegation of Authority. The Committee may delegate any or all of its powers and duties under the Plan to any officer of the Company that is also a member of the Board (in their capacity as a member of the Board), subject to such terms as the Committee shall determine, to perform such functions, including administrative functions and the power to grant Awards under the Plan, as the Committee may determine, to the extent that such delegation will not violate state or corporate law. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 4(f) or 17, shall be deemed to include any officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit such officer’s right to receive Awards under the Plan; provided, however, the officer may not grant Awards to himself or herself or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or an individual who is an executive officer of the Company or an Affiliate. The Committee may also appoint agents to assist it in administering the Plan that are Employees (whether or not officers) of the Company, provided that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Stock.
(d)
Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee of the Company or any of its Subsidiaries, the Company’s legal counsel, independent auditors, Consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or Employee of the Company or any of its Subsidiaries acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.
4.
Stock Subject to Plan.
(a)
Total Shares Available. The maximum number of shares of Stock reserved for issuance under the Plan shall be the sum of (i) 1,175,000 shares and (ii) the total number of shares of Stock remaining available for new awards under the Third Coast Bancshares, Inc. 2013 Stock Option Plan (the “Prior Plan”) as of May 29, 2019. The maximum number of shares of Stock reserved for issuance under the Plan shall be subject to adjustment as provided by Section 4(f). All shares of Stock available for issuance under the Plan may be granted in respect of Options (including Incentive Stock Options) or Stock Appreciation Rights. The shares of Stock that may be delivered pursuant to Awards may be authorized but unissued Stock or authorized and issued Stock held in the Company’s treasury, or otherwise acquired for purposes of the Plan.
(b)
Shares Reissuable Under Plan. To the extent that an Award terminates, expires, lapses for any reason, or is settled in cash, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Further, any shares of Stock tendered by a Participant or withheld by the Company to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award, or any shares of Stock not issued or delivered as a result of the net settlement of an outstanding Award, shall again be available for the grant of an Award pursuant to the Plan.
(c)
Shares Not Counted Against Share Pool Reserve. To the extent permitted by applicable law and/or any applicable stock exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate (“Substitute Awards”) shall not be counted against shares of Stock available for grant pursuant to this Plan. Additionally, to the extent permitted by applicable law and/or any applicable stock exchange rule in the event that a company acquired by the Company or any company with which the Company or any Subsidiary or Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for grants of Awards under the Plan and shall not reduce the shares of Stock available for issuance under the Plan, and shares of Stock subject to such Awards (which, for the avoidance of doubt, exclude Substitute Awards) may again become available for Awards under the Plan as provided under Section 4(b) above; provided that Awards using such available shares (or any shares of Stock that again become available for issuance under the Plan under Section 4(b) above): (i) shall not be granted after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination; (ii) shall be made only to individuals who were not Employees, directors or Consultants of the Company or any of its Subsidiaries or Affiliates prior to such acquisition or combination; and (iii) shall otherwise be granted in compliance with applicable stock exchange listing standards. In addition, the payment of Dividend Equivalents in cash pursuant to any outstanding Awards shall not be counted against the shares of Stock available for issuance under the Plan.
(d)
Prior Plan. From and after May 29, 2019, no new awards may be granted under the Prior Plan, it being understood that: (i) awards outstanding under the Prior Plan as of the date the Company’s stockholders approve the Plan shall remain in full force and effect under the Prior Plan according to their respective terms, and (ii) to the extent that (A) any such award is forfeited or otherwise terminates or is canceled without the delivery of shares of Stock, or (B) shares of Stock are withheld from any such award to satisfy any tax or withholding obligation, then the shares of Stock covered by such forfeited, terminated or canceled award or which are equal to the number of shares of Stock withheld, will again become available for issuance under this Plan.
(e)
Annual Limit on Awards to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Non-Employee Director, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in Stock and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted under the Plan to an individual as compensation for services as a Non-Employee Director, together with cash compensation paid to the Non-Employee Director in the form Board and Committee retainer, meeting or similar fees, during any calendar year shall not exceed $500,000.00.
(f)
Adjustment for Change in Capitalization.

(i)
Adjustment. In the event that any special or extraordinary dividend or other extraordinary distribution is declared (whether in the form of cash, Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee shall adjust, as it deems necessary or appropriate, (A) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (B) the number and kind of shares of stock or other property, including cash, issued or issuable in respect of outstanding Awards, and (C) the Exercise Price, grant price or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code; and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to the Nonqualified Deferred Compensation Rules to fail to comply with the requirements of such section.
(ii)
Additional Issuances. Except as expressly provided herein, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.
(iii)
Existence of Plans and Awards. The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding. In no event will any action taken by the Committee pursuant to this Section 4(f) result in the creation of deferred compensation within the meaning of the Nonqualified Deferred Compensation Rules.
(g)
Minimum Vesting Requirements. Notwithstanding any other provision of the Plan to the contrary, the Awards granted hereunder shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (i) any Substitute Awards, (ii) Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4(a) (subject to adjustment under Section 4(f)); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of death, disability or a Change of Control, in the terms of the Award Agreement or otherwise.
(h)
No Repricing; No Reload Options. Notwithstanding other provision of the Plan to the contrary, the Committee shall have no authority to reduce the Exercise Price of any Option or the grant price of any SAR without the approval of the Company’s stockholders. Except in accordance with Section 4(f) related to an adjustment in the number of shares of Stock and Section 17 in the event of a Change of Control, (i) no Option or SAR granted under this Plan may be surrendered to the Company for cancellation or as consideration for the grant of a new Option or SAR with a lower Exercise Price or grant price, as applicable, than the Option or SAR so surrendered or exchanged without the approval of the Company’s stockholders, (ii) no repricing of an Option or SAR shall be permitted without the approval of the Company’s stockholders if such approval otherwise is required under the rules of any stock exchange on which shares of Stock are listed and (iii) no Option or SAR granted under this Plan may be exchanged or surrendered for cash or other consideration that exceeds the excess of the Exercise Price of an Option or grant price of a SAR over the Fair Market Value per share of the Stock at the time of the transaction. In addition, Options shall not be granted under this Plan in consideration for, and shall not be conditioned upon, the delivery of shares of Stock to the Company in payment of the Exercise Price and/or tax withholding obligation under any other Option.
5.
Eligibility. Awards may be granted under this Plan only to Persons who are Eligible Persons at the time of grant thereof. The grant of an Award hereunder in any year to any individual shall not entitle such individual to a grant of an Award in any future year.
6.
Awards Under the Plan; Award Agreement. The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Award) shall be evidenced by an Award Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the Plan. By accepting an Award, a Participant shall be deemed to agree that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
7.
Options. The Committee is authorized to grant Options, which may be designated as either ISOs or Nonqualified Stock Options, to Eligible Persons on the following terms and conditions:
(a)
Exercise Price. Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that except with respect to Substitute Awards or as provided Section 4(f) hereof, the Exercise Price of an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, 110% of the Fair Market Value per share of the Stock on the date of grant). Except with respect to Substitute Awards, in the event an Option is granted with an Exercise Price less than 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option, the Exercise Price of such Option shall be deemed to be 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option.
(b)
Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such Exercise Price may be paid or deemed to be paid, the form of such payment, including without limitation, cash or cash equivalents, Stock (including previously owned shares or through a cashless or broker-assisted exercise or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Subsidiary, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 9. In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise. No Option may be exercisable for a period of more than ten (10) years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, for a period of no more than five (5) years following the date of grant of the ISO).

(c)
ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. ISOs may only be granted to Eligible Persons who are Employees of the Company or Employees of a parent or Subsidiary corporation of the Company. Except as otherwise provided in Section 4(f) or 16, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other ISO (within the meaning of section 422 of the Code) of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISOs are granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.
8.
Stock Appreciation Rights. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:
(a)
Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.
(b)
Grant Price. Each Award Agreement evidencing an SAR shall state the grant price per share of Stock; provided, however, that the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR. Except as otherwise provided in Section 4(f), in the event an SAR is granted with grant price less than 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR, the grant price of such SAR shall be deemed to be 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR.
(c)
Time and Method of Exercise. Except as otherwise provided herein, the Committee shall determine, at the date of grant or thereafter, the number of shares of Stock to which the SAR relates, the time or times at which and the circumstances under which an SAR may be vested and/or exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable upon settlement, method by or forms in which Stock (if any) will be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or in tandem with other Awards. No SAR may be exercisable for a period of more than ten (10) years following the date of grant of the SAR.
(d)
Rights Related to Options. An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.
9.
Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:
(a)
Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.
(b)
Dividends and Splits. Unless otherwise determined by the Committee and specified in the applicable Award Agreement, any cash dividends paid on a share of Restricted Stock or Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash, Stock or other property has been distributed, and shall not be paid unless and until such Restricted Stock has vested and been earned. Notwithstanding the foregoing, such amounts shall only be paid in a manner that is either exempt from or in compliance with the Nonqualified Deferred Compensation Rules.
10.
Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons, subject to the following terms and conditions:
(a)
Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.
(b)
Settlement. Settlement of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be satisfied by the delivery of (i) a number of shares of Stock equal to the number of RSUs vesting on such date, or (ii) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock covered by the vesting Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.
(c)
Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee’s authority under to Section 3 hereof, Restricted Stock Units that have not vested shall be forfeited upon the Participant’s termination of employment (or upon cessation of such Participant’s services to the Company) for any reason.
11.
Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to an Eligible Person, entitling the Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Restricted Stock or a Stock Award). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at a later specified date, and if distributed at a later date may be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. With respect to Dividend Equivalents granted in connection with another Award, absent a contrary provision in the Award Agreement, such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned. Notwithstanding the foregoing, Dividend Equivalents shall only be paid in a manner that is either exempt from or in compliance with the Nonqualified Deferred Compensation Rules.
12.
Stock Awards. The Committee is authorized to grant a Stock Award under the Plan to any Eligible Person as a bonus, as additional compensation, or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.
13.
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries of the Company. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 13 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.
14.
Cash Awards. The Committee may grant awards that are payable solely in cash, as deemed by the Committee to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance criteria.
15.
Performance Awards. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions.
16.
Certain Provisions Applicable to Awards.
(a)
Limit on Transfer of Awards.
(i)
Except as provided in Section 16(a)(iii) and (iv) below, each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the Person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, an ISO shall not be transferable other than by will or the laws of descent and distribution.
(ii)
Except as provided in Section 16(a)(iii) and (iv) below, no Award other than a Stock Award, and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.
(iii)
To the extent specifically provided by the Committee, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.
(iv)
An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.
(b)
Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award Agreement, payments to be made by the Company or any of its Subsidiaries upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its discretion, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments will be set forth in the Award Agreement and/or otherwise made in a manner that will not result in additional taxes under the Nonqualified Deferred Compensation Rules. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(c)
Evidencing Stock. The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including, but not limited to, in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock.
(d)
Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.
(e)
Additional Agreements. Each Eligible Person to whom an Award is granted under this Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

(f)
Termination of Service. Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and the Company or any Affiliate shall be specified in the applicable Award Agreement.
(g)
Restricted Securities. Prior to a Qualifying Public Offering, the Stock to be issued under this Plan, which may be issued in reliance on the exemption from registration set forth in Rule 701, shall be deemed to be “restricted securities” as defined in Rule 144, promulgated by the Securities and Exchange Commission under the Securities Act as from time to time in effect and applicable to the Plan and Participants. Resales of such Stock by the holder thereof shall be in compliance with the Securities Act or an exemption therefrom. Such Stock may bear an appropriate legend if determined necessary by the Committee.
17.
Change of Control Provisions. Unless otherwise provided by the Committee or in the applicable Award Agreement or otherwise, and subject to Section 4(f), in the event of a Change of Control:
(a)
With respect to each outstanding Award that is not assumed or substituted in connection with a Change of Control, immediately upon the occurrence of the Change of Control, (i) such Award shall become fully vested and exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to such Award shall be deemed to be achieved at target performance levels.
(b)
For purposes of this Section 17, an Award shall be considered assumed or substituted for if, following the Change of Control, the Award is of substantially comparable value and remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change of Control except that, if the Award related to shares of Stock, the Award instead confers the right to receive common stock of the acquiring or ultimate parent entity.
(c)
Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, upon a Change of Control or changes in the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under Section 4(f), the Committee, acting in its sole discretion without the consent or approval of any holder, may effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options, SARs or other Awards held by any individual holder: (i) remove any applicable forfeiture restrictions on any Award; (ii) accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, before or after such Change of Control, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate; (iii) provide for a cash payment with respect to outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable pursuant to the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Awards (with respect to all shares subject to such Awards) and pay to each holder an amount of cash (or other consideration including securities or other property) per Award (other than a Dividend Equivalent or Cash Award) equal to the Change of Control Price (as defined below), less the Exercise Price with respect to an Option and less the grant price with respect to a SAR, as applicable to such Awards; provided, however, that to the extent the exercise price of an Option or an SAR exceeds the Change of Control Price, such award may be canceled for no consideration; (iv) cancel Awards that are unexercisable or remain subject to a restricted period as of the date of a Change of Control without payment of any consideration to the Participant for such Awards; or (v) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control (including, but not limited to, (x) the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof for new awards, and (y) the adjustment as to the number and price of shares of Stock or other consideration subject to such Awards); provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding.
(d)
The “Change of Control Price” shall equal the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Stock immediately before the Change of Control without regard to assets sold in the Change of Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change of Control takes place, or (v) if such Change of Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 17(d), the Fair Market Value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 17(d) or in Section 17(c) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.
18.
Lock-Up Period. As a condition to (a) receiving an Award under the Plan and (b) receiving any Stock in settlement of an Award, each Participant hereby agrees that, if any underwritten offering is undertaken by the Company for its own account or on account of a third party pursuant to customary registration rights (an “Offering”) (other than registration of securities issued on Form S-8, S-4 or any successor or similar form), the Participant will not effect any public sale or distribution of any shares of Stock, or securities convertible into or exchangeable or exercisable for shares of Stock, (except pursuant to the prospectus or registration statement for such Offering) during the “Lock-Up Period,” unless otherwise agreed to in writing by the Company. The “Lock-Up Period” shall be no longer than the lock-up period applicable to the other shareholders of Stock and in any event no longer than 180 days. This Section 18 shall not apply to Awards granted after a Qualifying Public Offering.
19.
Minimum Regulatory Capital Requirements. Notwithstanding any provision of this Plan or any agreement to the contrary, Awards granted under the Plan will expire or be forfeited, to the extent not exercised or settled, within forty-five (45) days following the receipt of notice from the Company’s and/or the Bank’s primary federal or state regulator (“Regulator”) that (i) the Company and/or the Bank has not maintained its minimum capital requirements (as determined by the Regulator); and (ii) the Regulator is requiring termination or forfeiture of the Awards. Upon receipt of such notice from the Regulator, the Company and/or the Bank will promptly notify each Participant that such Awards have become fully exercisable and vested to the full extent of the grant and that the Participant must exercise the Award or the Award must be settled, as applicable, prior to the end of the 45-day period or such earlier period as may be specified by the Regulator or the Participant will forfeit such Awards. In case of forfeiture, no Participant will have a cause of action, of any kind or nature, with respect to the forfeiture against the Company, the Bank or any parent or Subsidiary. None of the Company, the Bank, or any parent or Subsidiary will be liable to any Participant due to the failure or inability of the Company and/or the Bank to provide adequate notice to the Participant.
20.
Conditions to Delivery of Stock. Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under this Plan shall not sell or otherwise dispose of Stock that is acquired upon grant or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the Securities and Exchange Commission or any stock exchange upon which the Stock is then listed. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of any other Award the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. Stock or other securities shall not be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any Exercise Price, grant price, or tax withholding) is received by the Company.
21.
Tax Withholding. The Company and any of its Affiliates are authorized to withhold from any Award granted, or any payment relating to an Award, including from a distribution of Stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Affiliates and Participants to satisfy the payment of withholding taxes and other tax obligations relating to any Award in such amounts as may be determined by the Committee. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. If such tax withholding amounts are satisfied through net settlement or previously owned shares, the maximum number of shares of Stock that may be so withheld (or surrendered) shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.
22.
Notification of Election Under Section 83(b) of the Code. If any Participant shall, in connection with the acquisition of shares of Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.
23.
Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.
24.
Amendments to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in this Plan; provided, however, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.
25.
Expenses and Receipts. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.
26.
Limitation on Rights Conferred under Plan. Neither this Plan nor any action taken hereunder shall be construed as (a) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Subsidiaries, (b) interfering in any way with the right of the Company or any of its Subsidiaries to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (c) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and/or Employees and/or other service providers, or (d) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.
27.
Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Affiliate.
28.
No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated with or without consideration.
29.
Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
30.
Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
31.
Severability and Reformation. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed a Nonqualified Stock Option for all purposes of the Plan.
32.
Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in this Plan shall be construed to prevent the Company or any of its Subsidiaries from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No Employee, beneficiary or other Person shall have any claim against the Company or any of its Subsidiaries as a result of any such action.
33.
Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Texas without giving effect to any conflict of law provisions thereof. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.
34.
Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
35.
Section 409A Compliance. It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly. Neither this Section 35 nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Stock underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules. Notwithstanding any provision in this Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of the Nonqualified Deferred Compensation Rules are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.
36.
Correction of Errors. Notwithstanding anything in this Plan or an Award Agreement to the contrary, the Committee may amend an Award, to take effective retroactively or otherwise, as deemed necessary or advisable for the purpose of correcting errors occurring in connection with the grant or documentation of an Award, including rescinding an Award erroneously granted, including, but not limited to, an Award erroneously granted to an individual who is not eligible to receive on an Award on the date of grant of the Award. By accepting an Award under the Plan, each Participant agrees to any amendment made pursuant to this Section 36 to any Award made under the Plan without further consideration or action.
37.
Plan Effective Date and Term. This Plan is adopted effective April 16, 2026 (the “Effective Date”), subject to approval by the stockholders of the Company at the Company’s 2026 annual meeting of stockholders. No Awards may be granted under this Plan on and after April 18, 2029. However, any Award granted prior to such termination, and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of this Plan, shall extend beyond such termination date until the final disposition of such Award.